Exhibit 99.1

Vishay Intertechnology Reports Fourth Quarter and Fiscal Year 2022 Results

Total Cash Return to Stockholders of $140.2 Million for FY 2022

Malvern, PA, February 8, 2023 – Vishay Intertechnology, Inc., (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive electronic components, today announced results for the fiscal fourth quarter and year ended December 31, 2022.

Highlights

•	4Q 2022 revenues of $855.3 million, a decrease of 7.5% versus 3Q 2022, reflecting stable pricing and a volume decline; up 1.5% versus 4Q 2021.
•	4Q 2022 GAAP EPS of $0.51 per share; adjusted EPS of $0.69 per share.
•	FY 2022 capex of $325.3 million.
•	FY 2022 free cash flow of $160.2 million.
•	FY 2022 total cash return to stockholders of $140.2 million.

“During the fourth quarter we began to see indications of an inventory correction, which impacted revenues and our gross profit margin.  Given that over 60% of our revenue is derived from the automotive and industrial ends markets which are experiencing strong demand from mega electrification trends, we are anticipating a narrow inventory correction in the first half of the year.   For 2022, Vishay continued its track record of strong cash flow generation, providing ample funds to return a total of $140.2 million to stockholders through a combination of dividend payments and stock repurchases. This equates to 87.5% of free cash flow, which is well above the 70% floor we have committed to in our stockholders’ return policy,” said Joel Smejkal, president and CEO.

“Looking ahead, Vishay will implement a number of initiatives to prepare the company to meet our customers’ growing demand while investing more heavily in technical resources and capacity. Our goal in the near term is to position Vishay to be ready to fully participate in mega electrification trends in our end markets thereby generating substantial top line growth and expanded margins,” concluded Mr. Smejkal.

1Q 2023 Outlook
For the first quarter of 2023, management expects revenues in the range of $825 million and $865 million and a gross profit margin in the range of 28.0% +/- 50 basis points.

Conference Call
Management will host a conference call today, February 8, 2023, at 9:00 a.m. ET to discuss fourth quarter and full year 2022 results.  The dial-in number for the conference call is 877-407-0989 (+1 201-389-0921, if calling from outside the United States) and the access code is 13734859.  Interested parties may also access a real-time webcast through the Investor Relations section of the company’s website at http://ir.vishay.com. A presentation accompanying management’s prepared remarks will be posted approximately 30 minutes before the conference call starts. For interested parties who are unable to join the live call, there will be a replay of the conference call from 12:00 p.m. ET on Wednesday, February 8, 2023, through 11:59 p.m. ET on Wednesday, February 22, 2023. The telephone number for the replay is +1 877-660-6853 (+1 201-612-7415, if calling from outside the United States or Canada) and the access code is 13734859.

About Vishay
Vishay manufactures one of the world’s largest portfolios of discrete semiconductors and passive electronic components that are essential to innovative designs in the automotive, industrial, computing, consumer, telecommunications, military, aerospace, and medical markets. Serving customers worldwide, Vishay is The DNA of tech.™ Vishay Intertechnology, Inc. is a Fortune 1,000 Company listed on the NYSE (VSH). More on Vishay at www.Vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted gross margin; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted gross margin, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP. Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations. Reconciling items to calculate adjusted gross margin, adjusted operating margin and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant. Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility. These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including forecasted revenues and margins, capital investment, capacity expansion, and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words and expressions such as “guide,” “will,” “expect,” “anticipate,” “looking ahead” or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; manufacturing or supply chain interruptions or changes in customer demand because of COVID-19 or otherwise; delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; an inability to attract and retain highly qualified personnel; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; changes in U.S. and foreign trade regulations and tariffs, and uncertainty regarding the same; changes in applicable domestic and foreign tax regulations, and uncertainty regarding the same; changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The DNA of tech™ is a trademark of Vishay Intertechnology.

Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Executive Vice President, Corporate Development
+1-610-644-1300

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(In thousands, except per share amounts)

	Years ended
	December 31, 2022	December 31, 2021
	(unaudited)

Net revenues	$3,497,401	$3,240,487
Costs of products sold*	2,438,412	2,352,574
Gross profit	1,058,989	887,913
Gross margin	30.3%	27.4%

Selling, general, and administrative expenses*	443,503	420,111
Operating income	615,486	467,802
Operating margin	17.6%	14.4%

Other income (expense):
Interest expense	(17,129)	(17,538)
Other	(4,852)	(15,654)
Total other income (expense) - net	(21,981)	(33,192)

Income before taxes	593,505	434,610

Income tax expense	163,022	135,673

Net earnings	430,483	298,937

Less: net earnings attributable to noncontrolling interests	1,673	967

Net earnings attributable to Vishay stockholders	$428,810	$297,970

Basic earnings per share attributable to Vishay stockholders	$2.99	$2.05

Diluted earnings per share attributable to Vishay stockholders	$2.98	$2.05

Weighted average shares outstanding - basic	143,399	145,005

Weighted average shares outstanding - diluted	143,915	145,495

Cash dividends per share	$0.400	$0.385

* The year ended December 31, 2022 includes incremental costs of products sold and selling, general, and administrative expenses separable from normal operations directly attributable to the COVID-19 pandemic of $6,661 and $546, respectively.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	December 31, 2022	October 1, 2022	December 31, 2021

Net revenues	$855,298	$924,798	$843,072
Costs of products sold	606,178	635,260	613,116
Gross profit	249,120	289,538	229,956
Gross margin	29.1%	31.3%	27.3%

Selling, general, and administrative expenses	113,812	106,436	108,311
Operating income	135,308	183,102	121,645
Operating margin	15.8%	19.8%	14.4%

Other income (expense):
Interest expense	(4,490)	(4,110)	(4,292)
Other	(2,618)	2,137	(3,495)
Total other income (expense) - net	(7,108)	(1,973)	(7,787)

Income before taxes	128,200	181,129	113,858

Income tax expense	54,999	40,566	77,027

Net earnings	73,201	140,563	36,831

Less: net earnings attributable to noncontrolling interests	413	502	308

Net earnings attributable to Vishay stockholders	$72,788	$140,061	$36,523

Basic earnings per share attributable to Vishay stockholders	$0.51	$0.98	$0.25

Diluted earnings per share attributable to Vishay stockholders	$0.51	$0.98	$0.25

Weighted average shares outstanding - basic	141,643	142,887	145,019

Weighted average shares outstanding - diluted	142,247	143,447	145,617

Cash dividends per share	$0.100	$0.100	$0.100

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(In thousands)

	December 31, 2022	December 31, 2021
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$610,825	$774,108
Short-term investments	305,272	146,743
Accounts receivable, net	416,178	396,458
Inventories:
Finished goods	156,234	147,293
Work in process	261,345	226,496
Raw materials	201,300	162,711
Total inventories	618,879	536,500

Prepaid expenses and other current assets	170,056	156,689
Total current assets	2,121,210	2,010,498

Property and equipment, at cost:
Land	75,907	74,646
Buildings and improvements	658,829	639,879
Machinery and equipment	2,857,636	2,758,262
Construction in progress	243,038	145,828
Allowance for depreciation	(2,704,951)	(2,639,136)
	1,130,459	979,479

Right of use assets	131,193	117,635
Deferred income taxes	104,667	95,037
Goodwill	201,432	165,269
Other intangible assets, net	77,896	67,714
Other assets	98,796	107,625
Total assets	$3,865,653	$3,543,257

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(In thousands)

	December 31, 2022	December 31, 2021
	(Unaudited)

Liabilities and equity
Current liabilities:
Trade accounts payable	$189,099	$254,049
Payroll and related expenses	166,079	162,694
Lease liabilities	25,319	23,392
Other accrued expenses	261,606	218,089
Income taxes	84,155	35,443
Total current liabilities	726,258	693,667

Long-term debt less current portion	500,937	455,666
U.S. transition tax payable	83,010	110,681
Deferred income taxes	117,183	69,003
Long-term lease liabilities	108,493	99,987
Other liabilities	92,530	95,861
Accrued pension and other postretirement costs	187,092	271,672
Total liabilities	1,815,503	1,796,537

Equity:
Vishay stockholders' equity
Common stock	13,291	13,271
Class B convertible common stock	1,210	1,210
Capital in excess of par value	1,352,321	1,347,830
Retained earnings	773,228	401,694
Treasury stock (at cost)	(82,972)	-
Accumulated other comprehensive income (loss)	(10,827)	(20,252)
Total Vishay stockholders' equity	2,046,251	1,743,753
Noncontrolling interests	3,899	2,967
Total equity	2,050,150	1,746,720
Total liabilities and equity	$3,865,653	$3,543,257

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(In thousands)
	Years ended
	December 31, 2022	December 31, 2021
	(unaudited)
Operating activities
Net earnings	$430,483	$298,937
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	163,991	167,037
(Gain) loss on disposal of property and equipment	(455)	(303)
Inventory write-offs for obsolescence	26,898	20,657
Pensions and other postretirement benefits, net of contributions	(615)	2,106
Deferred income taxes	38,677	50,613
Other	7,380	16,226
Change in U.S. transition tax liability	(14,757)	(14,757)
Change in repatriation tax liability	(25,201)	-
Changes in operating assets and liabilities, net of effects of businesses acquired	(142,113)	(83,412)
Net cash provided by operating activities	484,288	457,104

Investing activities
Purchase of property and equipment	(325,308)	(218,372)
Proceeds from sale of property and equipment	1,198	1,317
Purchase of businesses, net of cash acquired	(50,000)	(20,847)
Purchase of short-term investments	(285,956)	(140,603)
Maturity of short-term investments	132,901	147,893
Other investing activities	(1,766)	129
Net cash used in investing activities	(528,931)	(230,483)

Financing activities
Repurchase of convertible debt instruments	-	(300)
Net proceeds (payments) on revolving credit lines	42,000	-
Dividends paid to common stockholders	(52,348)	(51,094)
Dividends paid to Class B common stockholders	(4,839)	(4,657)
Repurchase of common stock held in treasury	(82,972)	-
Distributions to noncontrolling interests	(741)	(800)
Cash withholding taxes paid when shares withheld for vested equity awards	(2,123)	(1,963)
Net cash used in financing activities	(101,023)	(58,814)
Effect of exchange rate changes on cash and cash equivalents	(17,617)	(13,573)

Net increase (decrease) in cash and cash equivalents	(163,283)	154,234

Cash and cash equivalents at beginning of period	774,108	619,874
Cash and cash equivalents at end of period	$610,825	$774,108

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Years ended
	December 31, 2022	October 1, 2022	December 31, 2021	December 31, 2022	December 31, 2021

GAAP net earnings attributable to Vishay stockholders	$72,788	$140,061	$36,523	$428,810	$297,970

Reconciling items affecting gross profit:
Impact of the COVID-19 pandemic	$-	$-	$-	$6,661	$-

Other reconciling items affecting operating income:
Impact of the COVID-19 pandemic	$-	$-	$-	$546	$-

Reconciling items affecting tax expense (benefit):
Effects of changes in uncertain tax positions	$-	$(5,941)	$-	$(5,941)	$-
Effects of changes in valuation allowances	(33,669)	-	-	(33,669)	(5,714)
Effect of change in indefinite reversal assertion	59,642	-	-	59,642	-
Changes in tax laws and regulations	-	-	53,316	-	45,040
Tax effects of pre-tax items above	-	-	-	(1,802)	-

Adjusted net earnings	$98,761	$134,120	$89,839	$454,247	$337,296

Adjusted weighted average diluted shares outstanding	142,247	143,447	145,617	143,915	145,495

Adjusted earnings per diluted share	$0.69	$0.93	$0.62	$3.16	$2.32

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Years ended
	December 31, 2022	October 1, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net cash provided by operating activities	$166,496	$209,480	$146,652	$484,288	$457,104
Proceeds from sale of property and equipment	726	95	60	1,198	1,317
Less: Capital expenditures	(153,133)	(76,475)	(100,216)	(325,308)	(218,372)
Free cash	$14,089	$133,100	$46,496	$160,178	$240,049

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Years ended
	December 31, 2022	October 1, 2022	December 31, 2021	December 31, 2022	December 31, 2021

GAAP net earnings attributable to Vishay stockholders	$72,788	$140,061	$36,523	$428,810	$297,970
Net earnings attributable to noncontrolling interests	413	502	308	1,673	967
Net earnings	$73,201	$140,563	$36,831	$430,483	$298,937

Interest expense	$4,490	$4,110	$4,292	$17,129	$17,538
Interest income	(4,374)	(1,836)	(362)	(7,560)	(1,269)
Income taxes	54,999	40,566	77,027	163,022	135,673
Depreciation and amortization	42,690	40,334	41,942	163,991	167,037
EBITDA	$171,006	$223,737	$159,730	$767,065	$617,916

Reconciling items
Impact of the COVID-19 pandemic	$-	$-	$-	$7,207	$-

Adjusted EBITDA	$171,006	$223,737	$159,730	$774,272	$617,916

Adjusted EBITDA margin**	20.0%	24.2%	18.9%	22.1%	19.1%

** Adjusted EBITDA as a percentage of net revenues